UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 28, 2010
Graham Corporation

(Exact name of Registrant as specified in its charter)

Delaware	1-8462	16-1194720

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Florence Avenue, Batavia, New York	14020

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (585) 343-2216
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
          On October 29, 2010, Graham Corporation (the “Company”) issued a press release describing its results of operations and financial condition for its second quarter and six months ended September 30, 2010. The Company’s press release is attached to this Current Report on Form 8-K as Exhibit 99.1.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
     On October 28, 2010, the Board of Directors of the Company amended and restated the Company’s Amended and Restated By-laws (the “By-Laws”). Specifically, the Company’s Bylaws were amended and restated to effect the following modifications:
(i)	Section 3.2 of the By-laws was amended to change the default date of the Company’s annual meeting of stockholders from the first Wednesday in May to the final Thursday in July.

(ii)	Section 3.5 of the By-Laws was amended to make changes regarding the record date for annual meetings and the record date for adjourned meetings in order to conform such provisions to recent amendments to the Delaware General Corporation Law.

(iii)	Section 3.14 of the By-Laws was amended to modify the timing of notice that must be given to the Company in the event a stockholder wishes to make a Director nomination in order to align such notice provisions with rules that have been proposed by the Securities and Exchange Commission.

(iv)	Section 3.16 of the By-Laws was amended to: (A) change to 120 days the advance notice a stockholder must provide to the Company in order to have a stockholder proposal properly brought for consideration at an annual meeting of stockholders in order to align such provision with rules that have been proposed by the Securities and Exchange Commission; and (B) require a stockholder to provide additional disclosure in any proposal he, she or it makes for consideration at an annual meeting of stockholders, including the text of the proposal and details regarding any hedging transactions in the Company’s securities entered into by such stockholder.

(v)	Section 4.1 of the By-Laws was amended to decrease the size of the Board from twelve to seven members.
          The full text of the Company’s Amended and Restated Bylaws are attached to this Current Report on Form 8-K as Exhibit 3.2 and are incorporated herein by reference.
Item 8.01. Other Events.
          On October 28, 2010, the Company issued a press release announcing the payment of a cash dividend. The Company’s press release is attached to this Current Report on Form 8-K as Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description

3.2	Amended and Restated By-Laws of Graham Corporation.

99.1	Press Release dated October 29, 2010 describing the results of operations and financial condition for Graham Corporation’s second quarter and six months ended September 30, 2010.

99.2	Press Release dated October 28, 2010 regarding the payment by Graham Corporation of a cash dividend.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Graham Corporation
Date: October 29, 2010	By:	/s/ Jeffrey Glajch
Jeffrey Glajch
Vice President — Finance & Administration and Chief Financial Officer